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        OMB Number: 3235-0060

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah		84060
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On April 14, 2005, Nutraceutical International Corporation issued a press release announcing an important court decision that was issued on April 13, 2005, a copy of which is attached to this Form 8-K as Exhibit 99.1. The United States District Court for the District of Utah, Central Division, granted Nutraceutical's motion for summary judgment against FDA in Nutraceutical's lawsuit involving FDA's Final Rule on Ephedra.

Item 9.01 Financial Statements and Exhibits.

        Exhibits.

  99.1
  Press release issued by Nutraceutical dated April 14, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)
Date: April 14, 2005	By:	/s/ LESLIE M. BROWN, JR. Leslie M. Brown, Jr. Senior Vice President, Finance, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Nutraceutical dated April 14, 2005.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX